UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 10, 2024

HAWAIIAN HOLDINGS INC
(Exact name of registrant as specified in its charter)

Delaware	001-31443	71-0879698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3375 Koapaka Street, Suite G-350
Honolulu, HI 96819
(Address of principal executive offices, including zip code)

(808) 835-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	HA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01. Regulation FD Disclosure.

On July 9, 2024, Hawaiian Holdings, Inc., a Delaware corporation (the “Company”) announced that Hawaiian Brand Intellectual Property, Ltd. (the “Brand Issuer”), an exempted company incorporated with limited liability under the laws of the Cayman Islands and an indirect wholly owned subsidiary of the Company, and HawaiianMiles Loyalty, Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands and an indirect wholly owned subsidiary of Hawaiian (the “Loyalty Issuer”, and, together with the Brand Issuer, the “Issuers” and each, an “Issuer”), have released the early exchange results (the “Early Results”) for their previously announced offer to exchange (the “Exchange Offer”) any and all of their outstanding 5.750% Senior Secured Notes due 2026 (the “Existing Notes”) held by Eligible Holders (as defined below), for the Issuers’ 11.000% Senior Secured Notes due 2029 (the “New Notes”) and cash.

In connection with the Exchange Offer, the Issuers are soliciting (the “Consent Solicitation” and, together with the Exchange Offer, the “Exchange Offer and Consent Solicitation”) consents (the “Consents”) to the adoption of certain amendments (the “Proposed Amendments”) to the indenture governing the Existing Notes. Eligible Holders who tender their Existing Notes pursuant to the Exchange Offer must also deliver Consents to the Proposed Amendments. Eligible Holders may not deliver Consents to the Proposed Amendments without also validly tendering their Existing Notes.

The Exchange Offer and Consent Solicitation is being made solely to Eligible Holders upon the terms and subject to the conditions set forth in the confidential offering memorandum and solicitation statement, and the related letter of transmittal, each dated June 24, 2024. The Exchange Offer and Consent Solicitation is being made only (a) in the United States, to holders of Existing Notes who are reasonably believed to be “qualified institutional buyers,” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and (b) outside the United States, to holders of Existing Notes who are not “U.S. persons” (as defined in Regulation S under the Securities Act) in offshore transactions in compliance with Regulation S (“Eligible Holders”).

On July 9, 2024, the Company issued a press release announcing the Early Results (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The information furnished in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and unless expressly set forth by specific reference in such filings, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release dated July 9, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2024

HAWAIIAN HOLDINGS, INC.

	By:	/s/ Aaron J. Alter
		Name:	Aaron J. Alter
		Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary